UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 4, 2014

CombiMatrix Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33523	47-0899439
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

310 Goddard, Suite 150
Irvine, CA 92618

(Address of principal executive offices, including zip code)

(949) 753-0624

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 1.01.                                        Entry into Material Definitive Agreement.

The information set forth in Item 3.03 of this Current Report with respect to the Amendments (as defined below) and Additional Warrants (as defined below) is incorporated herein by reference.

Item 3.02.                                        Unregistered Sales of Equity Securities.

The information set forth in Item 3.03 of this Current Report with respect to the Additional Warrants (as defined below) is incorporated herein by reference.  The issuance of the Additional Warrants has been determined to be exempt from registration under the Securities Act of 1933 in reliance on Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder, as transactions by an issuer not involving a public offering, in which the investors are accredited and have acquired the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof.

Item 3.03.                                        Material Modification to Rights of Security Holders.

On June 4, 2014, CombiMatrix Corporation (the “Company”) entered into an Amendment No. 2 to Common Stock Purchase Warrants (the “Amendments”) with holders (the “Holders”) of certain of the Company’s warrants to purchase up to an aggregate of 168,100 shares of the Company’s Common Stock, $0.001 par value per share, that were originally issued on October 1, 2012 (the “Warrants”).

The Warrants as originally issued provided for price anti-dilution adjustments to be made upon certain dilutive issuances and provided for a Black-Scholes repurchase option in the event of a Fundamental Transaction (as defined in the Warrants). The Company’s board of directors approved amending the Warrants to remove these provisions. Upon the Company entering into an Amendment with each Holder, and in consideration of such Amendments, the Company issued additional warrants to the Holders to purchase up to an aggregate of 25,213 shares of the Company’s Common Stock, $0.001 par value per share, which represents 15% of the outstanding Warrants held by such Holders who agreed to the Amendments (the “Additional Warrants”).  The Additional Warrants contain the same terms as the Warrants, as amended by the Amendments, including having an exercise price per share of $2.06 and an expiration date of April 1, 2018, but are not subject to any registration rights.

Item 9.01.                                        Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits.

10.1                                                                        Form of Amendment No. 2 to Common Stock Purchase Warrant dated June 4, 2014

10.2                                                                        Form of Additional Common Stock Purchase Warrant issued June 4, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMBIMATRIX CORPORATION

Dated: June 10, 2014	By:	/S/ SCOTT R. BURELL
Scott R. Burell, Chief Financial Officer